UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 03, 2026

Ovintiv Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39191	84-4427672
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 1700, 370 17th Street
Denver, Colorado		80202
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 303 623-2300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OVV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.01 Completion of Acquisition or Disposition of Assets.

As previously disclosed, on November 4, 2025, Ovintiv Inc. (“Ovintiv”), Ovintiv Canada ULC, a wholly-owned subsidiary of Ovintiv (“Ovintiv Canada” and, together with Ovintiv, the “OVV Parties”), and NuVista Energy Ltd., a corporation organized and existing under the laws of the Province of Alberta, Canada (“NuVista”), entered into an Arrangement Agreement, dated as of November 4, 2025 (the “Arrangement Agreement”), pursuant to which, on the terms and subject to the conditions of the Arrangement Agreement, Ovintiv agreed to acquire NuVista in a stock-and-cash transaction, subject to satisfaction of certain closing conditions.

On February 3, 2026, Ovintiv Canada acquired all the issued and outstanding common shares of NuVista (the “NuVista Common Shares”) pursuant to the Arrangement Agreement and effected by way of an arrangement (the “Arrangement”) under the Business Corporations Act (Alberta) in accordance with the plan of arrangement attached to the Arrangement Agreement (the “Plan of Arrangement”). Pursuant to the Arrangement, at the effective time of the Arrangement, each NuVista shareholder (other than the OVV Parties and NuVista shareholders who validly exercised dissent rights in connection with the Arrangement) became entitled to receive for their NuVista Common Shares either: (i) C$18.00 in cash per NuVista Common Share; (ii) 0.344 of a share of common stock, par value $0.01 per share, of Ovintiv (the “Ovintiv Common Stock”) per NuVista Common Share; or (iii) a combination of cash and Ovintiv Common Stock, subject to pro-ration based on the maximum cash and share amounts set forth in the Arrangement Agreement. After giving effect to the elections made by NuVista shareholders and closing adjustments, Ovintiv paid aggregate consideration of C$1.57 billion in cash and 30,076,903 shares of Ovintiv Common Stock. The cash consideration was funded by borrowings under Ovintiv Canada’s previously announced Two-Year Term Credit Agreement, dated as of November 25, 2025, by and among Ovintiv Canada, as Borrower, Ovintiv, as Parent, JPMorgan Chase Bank, N.A., Toronto Branch, as Administrative Agent, and the lenders party thereto.

Pursuant to the Arrangement, Ovintiv Canada repaid all outstanding obligations under NuVista’s credit agreement (the “NuVista Credit Agreement”) in the amount of C$219 million, funded with a combination of cash on hand and borrowings under Ovintiv Canada’s revolving credit facility. In addition, Ovintiv Canada funded the full redemption of NuVista’s 7.875% senior unsecured notes due 2026 (the “NuVista Notes”) in the amount of C$166 million, funded with a combination of cash on hand and borrowings under Ovintiv Canada’s revolving credit facility.

In addition, holders of NuVista equity incentive awards, other than those who exchanged their incentive awards for NuVista Common Shares and participated in the Arrangement, received a total of C$72 million in cash pursuant to the terms of the Arrangement Agreement. The cash settlement of the NuVista equity incentive awards were funded by NuVista under the NuVista Credit Agreement, which is accounted for in the repayment of the NuVista Credit Agreement referenced above.

The foregoing description of the Arrangement Agreement and the Arrangement does not purport to be complete and is subject to and qualified in its entirety by reference to the copy of the Arrangement Agreement attached hereto as Exhibit 2.1 and incorporated herein by reference.

ITEM 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in response to this Item 3.02. The Ovintiv Common Stock issued pursuant to the Arrangement Agreement was issued in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 3(a)(10), which exempts from the registration requirements under the Securities Act any securities that are issued in exchange for one or more bona fide outstanding securities where the terms and conditions of such issuance and exchange are approved, after a hearing upon the fairness of such terms and condition at which all persons to whom it is proposed to issue securities in such exchange shall have the right to appear, by any court expressly authorized by law to grant such approval.

ITEM 7.01 Regulation FD Disclosure.

On February 3, 2026, Ovintiv issued a news release announcing the closing of the Arrangement. A copy of the news release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

The information in this Item 7.01 and Exhibit 99.1 attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 Financial Statements and Exhibits.

(a) Financial statements of business to be acquired.

To the extent required by this item, the financial information will be filed by an amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K was required to be filed.

(b) Pro forma financial information.

To the extent required by this item, pro forma financial information will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K was required to be filed.

(d) Exhibits.

Exhibit No.	Exhibit Description

Exhibit 2.1*

Arrangement Agreement, dated as of November 4, 2025, by and among Ovintiv Inc., Ovintiv Canada ULC and NuVista Energy Ltd. (incorporated by reference to Exhibit 2.1 to Ovintiv’s Current Report on Form 8-K filed on November 7, 2025, SEC File No. 001-39191).

Exhibit 99.1	News Release of Ovintiv, dated February 3, 2026.
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain annexes, schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Ovintiv Inc. hereby undertakes to furnish supplemental copies of any of the omitted annexes, schedules and exhibits upon request by the SEC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ovintiv Inc. (Registrant)

Date:	February 3, 2026	By:	/s/ Corey D. Code
Name: Corey D. Code Title: Executive Vice-President & Chief Financial Officer